U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 25, 2013

OCTAGON 88 RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-53560	26-2793743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Hochwachtstrasse 4 Steinhausen CH.	6312
(Address of principal executive offices)	(Zip Code)
41 79 237 62 18
(Issuer's Telephone Number)

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Event

On November 25, 2013, Octagon  88 Resources, Inc. (the “Company”) disseminated a press release in regard to the presentation of CEC Northstar Energy Ltd. (“CEC”) to advise that the corporate presentation recently presented by CEC to investors at meetings in Zurich had been released by CEC and could be found at their website at:  http://cecnorthstar.ch/images/PDF/Operations-Update-Oct-31.pdf .

The Company further advised that the Company will post the presentation on the Company’s website.

As a shareholder of  CEC, Octagon 88 Resources Inc. is providing this information by way of the filing of the  Report with  this Form 8-K.

The press release as disseminated by the Company is appended as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Octagon 88 Resources, Inc.

Dated: November 29, 2013	By:	/s/ Guido Hilekes
Guido Hilekes, President